Exhibit (a)(i) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             ARTICLES SUPPLEMENTARY

                                       OF

                          INVESTMENT SERIES FUNDS, INC.


         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Board of Directors of the Corporation hereby redesignates the 5000,000,000 authorized shares of Capital Growth Fund Liberty Shares as Capital Growth Fund Class A Shares.

         SECOND: The Board of Directors of the Corporation hereby reclassifies 500,000,000 of the authorized but unissued shares of common stock of the Corporation as 500,000,000 shares of Capital Growth Fund Class C Shares, leaving 2,500,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

         THIRD: The shares of Common stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     FOURTH: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on July 1, 1993.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to me authorization and approval hereof are true in all material respects and that this statement is made under penalties of perjury.


                         INVESTMENT SERIES, FUNDS, INC.


                              By:  /s/ J. Christopher Donahue
                             J. Christopher Donahue
                                                     President


ATTEST:

/s/Robert C. Rosselot
Robert C. Rosselot
Assistant Secretary

                                                 Exhibit (a)(ii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             ARTICLES SUPPLEMENTARY

                                       OF

                          INVESTMENT SERIES FUNDS, INC.


         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors hereby reclassifies 5,000,000 shares of Investment Shares into 2,000,000 shares of Class A, 2,000,000 shares of Class C Shares and 1,000,000 of the authorized but unissued shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

         SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph
         (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

          THIRD: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                                     INVESTMENT SERIES FUNDS INC.




/s/ S. Elliott Cohan                  By:  /s/ J. Christopher Donahue
S. Elliott Cohan                      J. Christopher Donahue
Assistant Secretary                   President

                                                Exhibit (a)(iii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             ARTICLES SUPPLEMENTARY

                                       OF

                          INVESTMENT SERIES FUNDS, INC.


         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation hereby redesignates the 1,000,000,000 authorized shares of Fortress Bond Fund as 500,000,000 authorized shares and 500,000,000 unauthorized shares of Federated Bond Fund.

         SECOND: The Board of Directors hereby reclassifies 500,000,000 shares of the authorized but unissued shares of common stock of the Corporation as 25,000,000 shares into the existing class redesignated as Federated Bond Fund, Fortress Shares; 25,000,000 shares as Class A Shares; 25,000,000 shares as Class B Shares; and 25,000,000 shares as Class C Shares, leaving 400,000,000 shares of Federated Bond Fund as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

         THIRD: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph
         (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

          FOURTH: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 18, 1995.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                                     INVESTMENT SERIES FUNDS INC.

/s/ S. Elliott Cohan                 By:  /s/ J. Christopher Donahue
S. Elliott Cohan                     J. Christopher Donahue
Assistant Secretary                  President

                                                 Exhibit (a)(iv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                          INVESTMENT SERIES FUNDS, INC.

                              ARTICLES OF AMENDMENT



         INVESTMENT SERIES FUND, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation's Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

                  Capital Growth Fund Class A Shares Capital Growth Fund Class C Shares Federated Bond Fund Class A Shares Federated Bond Fund Class B Shares Federated Bond Fund Class C Shares Federated Bond Fund Class F Shares

         SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

     THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

         The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.


ATTEST:                                INVESTMENT SERIES FUNDS, INC.


/s/ S. Elliott Cohan                   /s/ John W. McGonigle
S. Elliott Cohan                       John W. McGonigle
Assistant Secretary                    Executive Vice President and Secretary

                                                  Exhibit (a)(v) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                                              ARTICLES SUPPLEMENTARY

                                                        OF

                                           INVESTMENT SERIES FUNDS, INC.


         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors has classified and reclassified all of the authorized but unissued shares of common stock of the Corporation such that the authorized shares are classified into separate classes of common stock, as follows:


                           CLASSES                              SHARES
                           -------                              ------
         Federated Bond Fund Class A Shares                   500,000,000
         Federated Bond Fund Class B Shares                   500,000,000
         Federated Bond Fund Class C Shares                   500,000,000
         Federated Bond Fund Class F Shares                   500,000,000
         Capital Growth Fund Class A Shares                   500,000,000
         Capital Growth Fund Class C Shares                   500,000,000

         leaving 2,000,000,000 shares unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b) of the Corporation's charter.

         SECOND: The shares of common stock so classified and reclassified shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph
         (b) of the Corporation's charter and as set forth below, and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

                  At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulation thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Bond Fund Class B Shares may be automatically converted into Federated Bond Fund Class A Shares based on relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

          THIRD: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 15, 1996.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.


ATTEST                                      INVESTMENT SERIES FUNDS, INC.
/s/S. Elliott Cohan                         /s/J. Christopher Donahue
By:  S. Elliott Cohan                       By:  J. Chistopher Donahue
Assistant Secretary                         President

                                                 Exhibit (a)(vi) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                                           INVESTMENT SERIES FUNDS, INC.

                                             CERTIFICATE OF CORRECTION

         Investment Series Funds, Inc., a Maryland corporation (the "Corporation"), hereby certifies that:

          FIRST: The title of the document being corrected is "Articles Supplementary".

          SECOND: The only party to the document being corrected is Investment Series Funds, Inc.

          THIRD: The Articles Supplementary were filed on April 25, 1995.

          FOURTH: The provisions of the Articles Supplementary which are to be corrected are set forth in Exhibit A attached hereto.

          FIFTH: The corrected provisions of the Articles Supplementary are set forth in Exhibit B attached hereto.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 28th day of February, 1997.
         The undersigned President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                          INVESTMENT SERIES FUNDS, INC.

                            By:/s/ J. Christopher Donahue
                             J. Christopher Donahue
                                       President
WITNESSED:

/s/ S Elliott Cohan
S. Elliott Cohan
Assistant Secretary

                                                                       Exhibit A

                                              ARTICLES SUPPLEMENTARY
                                                        OF
                                           INVESTMENT SERIES FUNDS, INC.

         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors hereby reclassifies 5,000,000 shares of Investment Shares into 2,000,000 shares of Class A, 2,000,000 shares of Class C Shares and 1,000,000 of the authorized but unissued shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

         SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

                                                                       Exhibit B


                             ARTICLES SUPPLEMENTARY
                                       OF
                          INVESTMENT SERIES FUNDS, INC.

         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors hereby reclassifies 500,000,000 shares of Capital Growth Fund Investment Shares into 200,000,000 shares of Capital Growth Fund Class A Shares, 200,000,000 shares of Capital Growth Fund Class C Shares and 100,000,000 authorized but unissued and unclassified shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

         SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

         The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

                                                Exhibit (a)(vii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                         INVESTMENT SERIES FUNDS, INC.

                           CERTIFICATE OF CORRECTION

         Investment Series Funds, Inc., a Maryland corporation (the "Corporation"), hereby certifies that:

          FIRST: The title of the document being corrected is "Articles of Amendment".

          SECOND: The only party to the document being corrected is Investment Series Funds, Inc.

         THIRD:   The Articles of Amendment were filed on April 12, 1996.

          FOURTH: The provisions of the Articles of Amendment which are to be corrected are set forth in Exhibit A attached hereto.

          FIFTH: The corrected provisions of the Articles of Amendment are set forth in Exhibit B attached hereto.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 28th day of February, 1997.

         The undersigned President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                          INVESTMENT SERIES FUNDS, INC.

                              By:/s/ J. Christopher Donahue
                             J. Christopher Donahue
                                          President
WITNESSED:


/s/ S. Elliott Cohan
S. Elliott Cohan
Assistant Secretary

                                                                       Exhibit A

                         INVESTMENT SERIES FUNDS, INC.

                             ARTICLES OF AMENDMENT


         INVESTMENT SERIES FUND, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation's Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

                                    Capital Growth Fund Class A Shares Capital
                                    Growth Fund Class C Shares Federated Bond
                                    Fund Class A Shares Federated Bond Fund
                                    Class B Shares Federated Bond Fund Class C
                                    Shares Federated Bond Fund Class F Shares

         SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

     THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

         The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all materials respects and that this statement is made under the penalties of perjury.

                                                                       Exhibit B

                         INVESTMENT SERIES FUNDS, INC.

                             ARTICLES OF AMENDMENT

                             ARTICLES SUPPLEMENTARY

         INVESTMENT SERIES FUNDS, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: (A) The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation's Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as follows:

                                    Capital Growth Fund Class A Shares
                                    Capital Growth Fund Class C Shares
                                    Federated Bond Fund Class F Shares



         FIRST (B)(i) The Board of Directors hereby classifies and reclassifies all of the authorized but unissued shares of common stock of the Corporation so that the Corporation has 700,000,000 Capital Growth Fund Class A Shares, 700,000,000 Capital Growth Fund Class C Shares, 525,000,000 Federated Bond Fund Class F Shares, 25,000,000 Federated Bond Fund Class A Shares, 25,000,000 Federated Bond Fund Class B Shares, and 25,000,000 Federated Bond Fund Class C Shares, leaving 3,000,000,000 shares of the Corporation as unclassified, until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph
(b).

     (ii) The shares of common stock classified and reclassified hereby shall shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

                           At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Bond Fund Class B Shares of the Corporation may be automatically converted into Federated Bond Fund Class A Shares of the Corporation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.


                  SECOND: The foregoing amendments to the charter of the Corporation in Article FIRST (A) hereof were approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The stock has been classified and reclassified in Article FIRST (B) above by the Board of Directors under the authority contained in the charter of the Corporation.


         THIRD: These Articles of Amendment -Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

         IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

         The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment - Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all materials respects and that this statement is made under the penalties of perjury.